Exhibit 99.2

DCT INDUSTRIAL®

Fourth Quarter 2010
Supplemental Reporting Package

Table of Contents

Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Customer and Industry Diversification	10
Acquisition and Disposition Summary	11
Development Overview	12
Indebtedness	13
Capitalization and Fixed Charge Coverage	14
Institutional Capital Management Summary	15
Definitions	16-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the continuing impact of the economic recession that began in 2007 and the strength of the economic recovery;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties;

•	presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Fourth Quarter 2010 Supplemental Reporting Package	Page 2

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
REVENUES:
Rental revenues	$59,119	$59,541	$235,284	$239,964
Institutional capital management and other fees	1,082	653	4,133	2,701

Total revenues	60,201	60,194	239,417	242,665

OPERATING EXPENSES:
Rental expenses	8,212	7,448	33,527	32,532
Real estate taxes	7,889	8,150	35,963	34,493
Real estate related depreciation and amortization	29,368	28,516	115,123	109,420
General and administrative	6,735	8,221	25,262	29,224
Impairment losses	4,100	—	8,656	—

Total operating expenses	56,304	52,335	218,531	205,669

Operating income	3,897	7,859	20,886	36,996
OTHER INCOME AND EXPENSE:
Equity in income (loss) of unconsolidated joint ventures, net	(786)	533	(2,986)	2,698
Impairment losses on investments in unconsolidated joint ventures	(216)	—	(216)	(300)
Loss on business combinations	—	(169)	(395)	(10,325)
Interest expense	(15,423)	(12,576)	(56,903)	(52,670)
Interest and other income	244	364	356	1,918
Income tax benefit (expense) and other taxes	138	178	(918)	(1,846)

Loss from continuing operations	(12,146)	(3,811)	(40,176)	(23,529)
Discontinued operations:
Operating income (loss) and other expenses	(147)	(374)	(1,511)	1,147
Gain (loss) on dispositions of real estate interests from discontinued operations	(600)	(144)	(1,379)	668

Income (loss) from discontinued operations	(747)	(518)	(2,890)	1,815

Loss before gain (loss) on dispositions of real estate interests	(12,893)	(4,329)	(43,066)	(21,714)
Gain (loss) on dispositions of real estate interests	—	(57)	13	5

Consolidated net loss of DCT Industrial Trust Inc.	(12,893)	(4,386)	(43,053)	(21,709)
Net loss attributable to noncontrolling interests	1,698	550	5,223	3,124

Net loss attributable to common stockholders	$(11,195)	$(3,836)	$(37,830)	$(18,585)

EARNINGS PER COMMON SHARE - BASIC:
Loss from continuing operations	$(0.05)	$(0.02)	$(0.17)	$(0.11)
Income (loss) from discontinued operations	0.00	0.00	(0.01)	0.01
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net loss attributable to common stockholders	$(0.05)	$(0.02)	$(0.18)	$(0.10)

EARNINGS PER COMMON SHARE - DILUTED:
Loss from continuing operations	$(0.05)	$(0.02)	$(0.17)	$(0.11)
Income (loss) from discontinued operations	0.00	0.00	(0.01)	0.01
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net loss attributable to common stockholders	$(0.05)	$(0.02)	$(0.18)	$(0.10)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	218,723	207,291	212,412	192,900

Fourth Quarter 2010 Supplemental Reporting Package	Page 3

Consolidated Balance Sheets

(unaudited, amounts in thousands)

	December 31, 2010	December 31, 2009
ASSETS:
Operating properties	$2,954,754	$2,712,291
Properties under development	55,698	138,698
Properties under redevelopment	3,316	42,048
Pre-development and land held for development	23,668	23,377

Total investment in properties	3,037,436	2,916,414
Less accumulated depreciation and amortization	(528,705)	(451,242)

Net investment in properties	2,508,731	2,465,172
Investments in and advances to unconsolidated joint ventures	138,455	111,238

Net investment in real estate	2,647,186	2,576,410
Cash and cash equivalents	17,330	19,120
Notes receivable	1,222	19,084
Deferred loan costs, net	5,883	4,919
Straight-line rent and other receivables, net	33,278	31,607
Other assets, net	14,990	13,152

Total assets	$2,719,889	$2,664,292

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$38,354	$36,261
Distributions payable	17,458	16,527
Tenant prepaids and security deposits	20,759	19,451
Other liabilities	12,373	5,759
Intangible lease liability, net	18,748	5,946
Line of credit	51,000	—
Senior unsecured notes	735,000	625,000
Mortgage notes	425,359	511,715

Total liabilities	1,319,051	1,220,659
Total stockholders’ equity	1,196,102	1,217,635
Noncontrolling interests	204,736	225,998

Total liabilities and equity	$2,719,889	$2,664,292

Fourth Quarter 2010 Supplemental Reporting Package	Page 4

Funds From Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(11,195)	$(3,836)	$(37,830)	$(18,585)
Adjustments:
Real estate related depreciation and amortization	29,386	28,772	115,904	111,250
Equity in (income) loss of unconsolidated joint ventures, net	786	(533)	2,986	(2,698)
Equity in FFO of unconsolidated joint ventures	921	2,348	4,001	11,807
Add back: loss on business combinations	—	169	395	10,325
Less: (gain) loss on dispositions of real estate interest	—	149	(2,091)	(1,354)
Less: (gain) loss on dispositions of non-depreciated real estate	—	(43)	13	783
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,283)	(3,625)	(13,426)	(17,907)
FFO attributable to unitholders	1,941	3,124	8,678	14,881

FFO attributable to common stockholders and unitholders, basic and diluted	18,556	26,525	78,630	108,502

Adjustments:
Impairment losses(1)	4,591	51	12,004	981
Debt modification costs	—	—	1,136	—
Acquisition costs	706	—	1,228	—
Severance costs	—	297	—	2,966

FFO, as adjusted, attributable to common stockholders and unitholders, basic and diluted	$23,853	$26,873	$92,998	$112,449

FFO per common share and unit, basic and diluted	$0.08	$0.11	$0.33	$0.48

FFO, as adjusted, per common share and unit, basic and diluted	$0.10	$0.11	$0.39	$0.50

FFO weighted average common shares and units outstanding:
Common shares for earnings per share – basic	218,723	207,291	212,412	192,900
Participating securities	1,722	1,376	1,689	1,535
Units	25,721	28,215	26,351	30,660

FFO weighted average common shares, participating securities and units outstanding - basic	246,166	236,882	240,452	225,095
Dilutive common stock equivalents	401	366	357	189

FFO weighted average common shares, participating securities and units outstanding - diluted	246,567	237,248	240,809	225,284

Dividends declared per common share	$0.07	$0.07	$0.28	$0.30

(1)	Excluding amounts attributable to noncontrolling interests.

Fourth Quarter 2010 Supplemental Reporting Package	Page 5

Selected Financial Data

(unaudited, amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
NET OPERATING INCOME:(1)
Rental revenues	$59,119	$59,541	$235,284	$239,964
Rental expenses and real estate taxes	(16,101)	(15,598)	(69,490)	(67,025)

Net operating income(2)	$43,018	$43,943	$165,794	$172,939

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	57,777	56,848	57,777	56,848
Average occupancy	86.1%	82.9%	82.9%	84.0%
Occupancy as of period end	87.4%	82.7%	87.4%	82.7%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of the period end	56,652	52,910	56,652	52,910
Average occupancy	88.0%	87.9%	87.0%	89.1%
Occupancy as of period end	88.9%	87.6%	88.9%	87.6%
SAME STORE OPERATING PROPERTIES:(1)
Rental revenues	$55,546	$58,496	$218,841	$233,136
Rental expenses and real estate taxes	(14,635)	(15,043)	(63,424)	(64,326)

Same store net operating income	40,911	43,453	155,417	168,810
Less: revenue from lease terminations	(104)	(167)	(424)	(2,018)

Net operating income (excluding revenue from lease terminations)	40,807	43,286	154,993	166,792

Less: straight-line rents, net of related bad debt expense	(824)	(579)	(3,237)	(797)
Add back: amortization of above/(below) market rents	(38)	87	561	1,064

Cash net operating income (excluding revenue from lease terminations)	$39,945	$42,794	$152,317	$167,059

Net operating income growth (excluding revenue from lease terminations)	(5.7%)	—	(7.1%)	—
Cash net operating income growth (excluding revenue from lease terminations)	(6.7%)	—	(8.8%)	—
Square feet in same store population	52,286	52,286	50,477	50,477
Average occupancy	87.4%	88.8%	86.3%	89.0%
Occupancy as of period end	88.1%	88.8%	87.6%	88.4%
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents-increase to revenue, net of related bad debt expense(3)	$1,849	$560	$5,687	$1,687
Straight-line rent receivable (balance sheet)(3)	$27,138	$21,552	$27,138	$21,552
Net amortization of above/(below) market rents-increase (decrease) to revenue(3)	$28	$(123)	$211	$(1,120)
Capitalized interest	$359	$1,461	$2,162	$6,064
Stock-based compensation amortization	$1,246	$3,234	$4,828	$8,603
Revenue from lease terminations(3)	$104	$226	$674	$2,080
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$163	$314	$1,117	$2,489
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital	$3,614	$2,383	$16,710	$13,593
Repositioning capital	3,901	—	6,065	—
Building and land improvements	6,101	6,703	14,925	10,654
Tenant improvements and leasing costs (including make-ready)	11,107	7,512	23,513	22,667

Total capital expenditures	$24,723	$16,598	$61,213	$46,914

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

Fourth Quarter 2010 Supplemental Reporting Package	Page 6

Property Overview

As of December 31, 2010

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING
Atlanta	51	100.0%	6,514	11.5%	87.5%	$18,315		9.8%
Baltimore/Washington D.C.	15	99.6%	1,916	3.4%	87.6%	8,452		4.5%
Central Pennsylvania	8	100.0%	1,453	2.6%	86.0%	5,007		2.7%
Charlotte	10	100.0%	1,006	1.8%	53.8%	2,141		1.1%
Chicago	17	100.0%	3,393	6.0%	89.3%	8,515		4.5%
Cincinnati	31	100.0%	3,945	6.9%	90.9%	11,909		6.4%
Columbus	14	100.0%	4,301	7.6%	76.4%	9,262		4.9%
Dallas	46	100.0%	4,288	7.6%	89.7%	13,939		7.4%
Denver	1	100.0%	160	0.3%	100.0%	809		0.4%
Houston	41	100.0%	2,963	5.2%	92.1%	14,367		7.7%
Indianapolis	7	100.0%	2,299	4.0%	82.2%	5,241		2.8%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009		0.5%
Louisville	4	100.0%	1,330	2.3%	98.4%	4,000		2.1%
Memphis	11	100.0%	5,218	9.2%	93.5%	12,922		6.9%
Mexico	14	100.0%	1,543	2.7%	95.5%	6,001		3.2%
Miami	5	100.0%	662	1.2%	97.2%	3,621		1.9%
Minneapolis	3	100.0%	356	0.6%	100.0%	1,802		1.0%
Nashville	5	100.0%	2,826	5.0%	100.0%	8,213		4.4%
New Jersey	11	100.0%	1,340	2.4%	84.6%	5,198		2.8%
Northern California	24	100.0%	2,528	4.5%	77.6%	12,056		6.4%
Orlando	13	100.0%	1,134	2.0%	84.1%	4,164		2.2%
Phoenix	13	100.0%	1,472	2.6%	87.5%	4,922		2.6%
San Antonio	15	100.0%	1,349	2.4%	90.6%	3,848		2.1%
Seattle	8	100.0%	1,300	2.3%	97.0%	6,473		3.5%
Southern California	22	92.0%	3,131	5.5%	99.8%	15,470		8.2%

Total/weighted average - operating properties	390	99.5%	56,652	100.0%	88.9%	$187,656		100.0%

CONSOLIDATED REDEVELOPMENT PROPERTIES:
Chicago	1	100.0%	69	100.0%	62.4%	145		100.0%

CONSOLIDATED DEVELOPMENT PROPERTIES:
Baltimore/Washington D.C.	2	95.0%	141	13.4%	42.5%	N/A		N/A
Cincinnati	1	100.0%	546	51.7%	—	N/A		N/A
Mexico	1	100.0%	110	10.4%	—	N/A		N/A
Orlando	3	100.0%	259	24.5%	25.4%	N/A		N/A

Total/weighted average - development properties	7	99.3%	1,056	100.0%	11.9%	767		N/A

Total/weighted average - consolidated properties	398	99.5%	57,777	N/A	87.4%	$188,568	(3)	N/A

Continued on Next Page

Fourth Quarter 2010 Supplemental Reporting Package	Page 7

Property Overview

(continued)

As of December 31, 2010

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES
Southern California Logistics Airport(4)	3	50.0%	759	100.0%	100.0%	$2,776	100.0%

OPERATING PROPERTIES IN FUNDS
Atlanta	2	17.2%	703	5.1%	80.4%	$1,034	2.3%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	5,048	11.2%
Charlotte	1	4.4%	472	3.3%	100.0%	1,509	3.3%
Chicago	4	18.1%	1,525	10.8%	100.0%	5,930	13.1%
Cincinnati	5	11.9%	1,847	13.1%	96.4%	4,235	9.4%
Columbus	2	6.3%	451	3.2%	71.6%	1,180	2.6%
Dallas	4	16.8%	1,726	12.2%	82.6%	4,307	9.5%
Denver	5	20.0%	773	5.5%	95.5%	3,301	7.3%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,785	3.9%
Kansas City	1	11.4%	180	1.3%	100.0%	364	0.8%
Louisville	5	10.0%	900	6.4%	96.3%	2,862	6.3%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	5.0%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,290	5.1%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,789	8.4%
New Jersey	2	10.7%	216	1.5%	83.0%	955	2.1%
Northern California	1	4.4%	396	2.8%	100.0%	1,758	3.9%
Orlando	2	20.0%	696	4.9%	82.7%	2,641	5.8%

Total/weighted average - fund operating properties	45	14.1%	14,101	100.0%	91.7%	$45,229	100.0%

UNCONSOLIDATED DEVELOPMENT PROPERTIES
Total/weighted average	7	48.4%	3,156	N/A	3.5%	$666	N/A

Total/weighted average - unconsolidated properties	55	21.6%	18,016	N/A	76.6%	$48,671	N/A

OPERATING PROPERTIES ASSET-MANAGED ONLY
Atlanta	1	0.0%	491	100.0%	100.0%	$ N/A	N/A

SUMMARY
Total/weighted average - consolidated/unconsolidated operating properties	438	N/A	71,512	93.8%	89.6%	$235,661	N/A
Total/weighted average - consolidated redevelopment properties	1	N/A	69	0.1%	62.4%	145	N/A
Total/weighted average - consolidated/unconsolidated development properties	14	N/A	4,211	5.5%	5.6%	1,433	N/A
Total/weighted average - asset managed only properties	1	N/A	491	0.6%	100.0%	N/A	N/A

Total/weighted average - all properties	454	N/A	76,283	100.0%	85.0%	$237,239	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $6.6 million based on the first month’s cash based rent.
(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

Fourth Quarter 2010 Supplemental Reporting Package	Page 8

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
4TH QUARTER
OPERATING PROPERTIES:
Bulk Distribution	58	3,720	-13.5%	-8.3%	43	$5,282	$1.42
Light Industrial	26	469	-12.4%	-5.5%	48	1,403	2.99
Service Center	12	111	-33.4%	-31.4%	53	424	3.82

Total/Weighted Average	96	4,300	-14.0%	-8.9%	43	$7,109	$1.65

Weighted Average Retention	88.6%

DEVELOPMENT AND REDEVELOPMENT PROPERTIES:
Bulk Distribution	4	339

YEAR TO DATE 2010
OPERATING PROPERTIES:
Bulk Distribution	138	9,339	-9.5%	-9.1%	47	$15,754	$1.69
Light Industrial	79	1,355	-11.1%	-4.6%	42	3,223	2.38
Service Center	52	335	-19.0%	-15.0%	48	1,692	5.05

Total/Weighted Average	269	11,029	-10.0%	-8.7%	47	$20,669	$1.87

Weighted Average Retention	73.8%

DEVELOPMENT AND REDEVELOPMENT PROPERTIES:
Light Distribution	2	110
Bulk Distribution	15	2,187

Total	17	2,297

Lease Expirations for Consolidated Operating Properties as of December 31, 2010(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2011(4)	9,260	$37,115	17.5%
2012	9,540	38,959	18.4%
2013	8,352	37,593	17.8%
2014	6,983	27,722	13.1%
2015	6,249	25,371	12.0%
Thereafter	9,964	44,967	21.2%

Total occupied	50,348	$211,727	100.0%

Available / leased not occupied	6,304

Total consolidated operating properties	56,652

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

Fourth Quarter 2010 Supplemental Reporting Package	Page 9

Customer and Industry Diversification

As of December 31, 2010

Ten Largest Customers

CUSTOMER	Percent of Annualized base rent
CEVA Logistics	1.9%
Deutsche Post World Net (DHL & Excel)	1.8%
Bridgestone/Firestone	1.4%
Technicolor	1.4%
United Parcel Service (UPS)	1.3%
YRC, Inc.	1.3%
United Stationers Supply	1.2%
The Glidden Company	1.2%
Crayola LLC	1.2%
The Dial Corporation	1.1%

13.8%

Consolidated Portfolio

INDUSTRY	Percent of Annualized base rent
Manufacturing	31.5%
Wholesale trade	25.1%
Transportation and warehousing	14.6%
Retail trade	11.0%
Administrative support and waste management services	4.2%
Professional, scientific and technical services	4.1%
Media and information	3.1%
Construction	1.6%
Other services (except public administration)	1.2%
Other	3.6%

Total	100%

Fourth Quarter 2010 Supplemental Reporting Package	Page 10

Acquisition and Disposition Summary

For the Year Ended December 31, 2010

	Property Name	Description	Market
ACQUISITIONS:

April	400 Kennedy Drive	150,000 sq. ft	New Jersey

May	Land Parcel’s - 8th and Vineyard	19.3 acres	Southern California

July	13560 Colombard Court	67,000 sq. ft.	Southern California

September	6200 Beckley Ave	323,000 sq. ft.	Baltimore/Washington, D.C.

November	16303 Air Center	52,000 sq. ft.	Houston

November	2392 S Wolf Road	85,000 sq. ft.	Chicago

December	13610 52nd Street	185,000 sq. ft.	Seattle

December	4215 E Airport Drive	51,000 sq. ft.	Southern California

December	700 N Eckhoff (Truck terminal)	32,000 sq. ft.	Southern California

December	211300 Peoria (Truck terminal)	32,000 sq. ft.	Southern California

December	311937 Regentview (Truck terminal)	30,000 sq. ft.	Southern California

December	Haven A(1)	437,000 sq. ft.	Southern California

December	Haven G(1)	17,000 sq. ft.	Southern California

Total YTD Purchase Price - $111.5 million(2)

DISPOSITIONS:

May	1350 Jamike Drive	15,000 sq. ft.	Cincinnati

August	6575 Jimmy Carter Blvd.	196,000 sq ft.	Atlanta

September	4739 W Jefferson	160,000 sq. ft	Phoenix

September	Eden Rock 5	36,000 sq. ft	Northern California

November	7945 Foundation Drive	33,000 sq. ft.	Cincinnati

December	7725 Foundation Drive	18,000 sq. ft.	Cincinnati

December	7745 Foundation Drive	12,000 sq. ft.	Cincinnati

December	4031 NE 12 Terrace	66,000 sq. ft.	Miami

Total YTD Sales Price - $21.6 million(2)

(1)	DCT consolidates these properties with a 49.9% weighted average ownership.
(2)	Amounts are based on gross purchase/selling price.

Fourth Quarter 2010 Supplemental Reporting Package	Page 11

Development Overview

As of December 31, 2010

Project	Market	Number of Buildings	Square Feet	Book Cost(1)	Total Projected Investment	Percentage Leased (2)
			(in thousands)	(in thousands)	(in thousands)
STABILIZED:
Dulles Industrial Phase I - Building D1	Baltimore/Washington D.C.	1	64			100%
Dulles Industrial Phase I - Building D2	Baltimore/Washington D.C.	1	83			83%
DCT Port Union 2	Cincinnati	1	294			100%
Deltapoint	Memphis	1	885			100%
Monterrey 7	Mexico	1	117			100%
Monterrey 8	Mexico	1	127			100%
ADC XI - 8420 Boggy Creek	Orlando	1	70			100%
SCLA Building 13A (unconsolidated)	Southern California	1	296			100%
Sycamore Canyon A	Southern California	1	459			100%

Total/Weighted Average		9	2,395	$110,962		99%

CONSOLIDATED:
Development projects in lease up
Dulles Industrial Phase I - Buildings A and B	Baltimore/Washington D.C.	2	141			43%
DCT Port Union 4	Cincinnati	1	546			—
Monterrey 6	Mexico	1	110			—
ADC North I	Orlando	2	203			56%
Airport Distribution Center	Orlando	1	56			45%

Total/weighted average		7	1,056	$55,698	62,153	19%

UNCONSOLIDATED:
Development projects in lease up
SCLA (3)	Southern California	3	1,224	$47,077	$51,947	9%
IDI/DCT, LLC (4)	Chicago, Nashville, Northern California, Savannah	4	1,932	74,476	87,586	—

Total/weighted average		7	3,156	121,553	$139,520	3%

Total/weighted average development projects in lease up		14	4,212	$177,251	$201,673	7%

DCT proportionate share excluding stabilized (5)			2,627	$115,733	$131,124	10%

DCT proportionate share including stabilized (5)		n/a	4,868	$217,682	$234,104	51%

Projected yield - DCT proportionate share excluding stabilized		6.5%

Projected yield - DCT proportionate share including stabilized		6.5%

(1)

Excludes approximately $23.7 million of land held (127 acres) and capitalized pre-development costs in Baltimore/Washington, Cincinnati, Indianapolis, Orlando, Reno and Southern California. Also excludes 47 acres of land in Atlanta held in an unconsolidated joint venture and 207 acres owned in the unconsolidated joint venture at SCLA which could support the development of approximately 3.5 million square feet based on 40% coverage.

(2)	Includes all signed leases whether or not occupancy has commenced as of February 7, 2011.
(3)

DCT contributed the initial capital outlay required for the development of these assets. After the return of this investment and certain other priority distributions, the cash flows from this venture will be shared 50/50.

(4)	DCT’s ownership percentage is 50%
(5)	Based on DCT’s share of equity invested, for the purposes of SCLA, this is assumed to be 50% (see note 3 above).

Fourth Quarter 2010 Supplemental Reporting Package	Page 12

Indebtedness

(dollar amounts in thousands)

As of December 31, 2010

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 12/31/2010
SENIOR UNSECURED NOTES:
2011 Notes, variable rate(1)	1.91%	1.91%	June 2011	$200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	6.52%	6.52%	June 2018	41,500
2021 Notes, fixed rate	6.95%	6.95%	June 2021	77,500

				735,000

MORTGAGE NOTES:
Fixed rate secured debt	5.84%	5.60%	Mar. 2011 – Aug. 2025	396,572
Variable rate secured debt	1.46%	1.46%	October 2011	25,237
Premiums (discounts), net of amortization				3,550

				425,359

Total senior unsecured notes and mortgage notes				1,160,359
UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility (2)	5.35%	5.35%	August 2013	51,000

Total carrying value of debt				$1,211,359

Fixed rate debt	6.00%	5.95%		77%
Variable rate debt	2.50%	2.50%		23%

Weighted average interest rate	5.20%	5.16%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Operating joint ventures				$32,275
Development joint ventures				30,037

				$62,312

Scheduled Principal Payments of Debt as of December 31, 2010 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2011	$250,000	$133,008	$—	$383,008
2012	—	57,546	—	57,546
2013	175,000	43,494	51,000	269,494
2014	50,000	5,946	—	55,946
2015	40,000	47,549	—	87,549
2016	50,000	4,892	—	54,892
2017	51,000	5,221	—	56,221
2018	41,500	5,263	—	46,763
2019	—	49,817	—	49,817
2020	—	61,631	—	61,631
Thereafter	77,500	7,442	—	84,942

Total	$735,000	$421,809	$51,000	$1,207,809

(1)	The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.
(2)

The $300 million senior unsecured revolving credit facility expires on August 19, 2013 and bears interest from 2.1% to 3.1% over LIBOR, or at our election 1.1% to 2.1% over prime, depending on our consolidated leverage, and is subject to an annual facility fee.

(3)	Based on DCT’s ownership as of December 31, 2010.

Hedges: As of December 31, 2010, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

Fourth Quarter 2010 Supplemental Reporting Package	Page 13

Capitalization and Fixed Charge Coverage

(dollar amounts in thousands, except share price)

Capitalization at December 31, 2010

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	222,947	$5.31	$1,183,849
Operating partnership units outstanding	25,337	$5.31	134,540

Total equity market capitalization			1,318,489

Consolidated debt			1,211,359
Proportionate share of debt related to unconsolidated joint ventures			62,312

Total debt			1,273,671

Total market capitalization			$2,592,160

Ratio of total debt to total market capitalization, including proportionate share of debt related to unconsolidated joint ventures			49.1%

Fixed Charge Coverage

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Net loss attributable to common stockholders	$(11,195)	$(3,836)	$(37,830)	$(18,585)
Interest expense(2)	15,446	12,607	56,998	52,851
Proportionate share of interest expense from unconsolidated joint ventures	973	230	3,230	3,478
Real estate related depreciation and amortization(2)	29,386	28,772	115,904	111,250
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,470	1,531	5,901	8,539
Income tax benefit (expense) and other taxes(2)	(131)	(173)	937	1,855
Stock-based compensation amortization	1,246	3,234	4,828	8,603
Noncontrolling interests	(1,698)	(550)	(5,223)	(3,124)
Loss on business combinations	—	169	395	10,325
Non-FFO gains on dispositions of real estate interests	—	105	(2,079)	(570)
Impairment losses(2)(3)	4,916	52	12,329	981

Adjusted EBITDA	$40,413	$42,141	$155,390	$175,603

CALCULATION OF FIXED CHARGES
Interest expense(2)	$15,446	$12,607	$56,998	$52,851
Capitalized interest	359	1,461	2,162	6,064
Amortization of loan costs and debt premium/discount	(252)	(305)	(1,240)	(1,341)
Proportionate share of interest expense from unconsolidated joint ventures	973	230	3,230	3,478

Total fixed charges	$16,526	$13,993	$61,150	$61,052

Fixed charge coverage	2.4	3.0	2.5	2.9

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.3 million units, unvested Restricted Stock of 0.4 million shares and unvested Phantom Shares of 0.1 million shares.
(2)	Includes amounts related to discontinued operations.
(3)	Includes impairment losses on investments in unconsolidated joint ventures.

Fourth Quarter 2010 Supplemental Reporting Package	Page 14

Institutional Capital Management Summary

(dollar amounts in thousands)

Statements of Operations

	STATEMENTS OF OPERATIONS For the Twelve Months Ended December 31, 2010
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	J P Morgan
REVENUES:
Rental revenues	$10,161	$17,391	$8,103	$3,148	$21,116
Other income	—	—	—	—	—

Total revenues	10,161	17,391	8,103	3,148	21,116

EXPENSES:
Rental expenses	880	1,437	704	401	1,908
Real estate taxes	1,513	2,628	1,272	305	2,765
Depreciation and amortization	4,639	8,467	3,656	1,425	11,211
General and administrative	619	88	26	12	805

Total expenses	7,651	12,620	5,658	2,143	16,689
Interest expense	(5,457)	(7,938)	(3,479)	(934)	—
Taxes	(136)	(37)	(24)	17	(34)

Net income (loss)	$(3,083)	$(3,204)	$(1,058)	$88	$4,393

Rental revenues	$10,161	$17,391	$8,103	$3,148	$21,116
Rental expenses and real estate taxes	2,393	4,065	1,976	706	4,673

Net operating income	$$7,768	$13,326	$6,127	$2,442	$16,443

Data by Fund as of December 31, 2010:	Number of Buildings	Square Feet (In thousands)	Occupancy Percentage	DCT Ownership
Boubyan Fund I	6	2,647	84.6%	20.0%
TRT-DCT JV I	14	3,673	92.6%	4.4%
TRT-DCT JV II	6	1,925	92.7%	11.4%
TRT-DCT JV III	5	900	96.3%	10.0%
JP Morgan	14	4,956	93.7%	20.0%

Total (weighted average)	45	14,101	91.7%	14.1%

Balance Sheets

	As of December 31, 2010
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Total investment in properties	$125,354		$214,402		$96,459		$31,188		$290,707
Accumulated depreciation and amortization	(23,197)		(35,673)		(15,329)		(3,461)		(38,350)

Net investment in properties	102,157		178,729		81,130		27,727		252,357
Cash and cash equivalents	1,430		2,167		655		217		1,959
Other assets	2,681		4,247		1,822		714		2,511

Total assets	$106,268		$185,143		$83,607		$28,658		$256,827

Other liabilities	$2,280		$4,815		$1,322		$620		$4,100
Secured debt maturities – 2015	—		45,345	(2)	50,129	(3)	—		—
Secured debt maturities thereafter	95,500	(1)	85,000	(2)	4,946	(3)	12,094	(4)	—

Total secured debt	$95,500		$130,345		$55,075		$12,094		$—

Total liabilities	97,780		135,160		56,397		12,714		4,100
Members’ capital	8,488		49,983		27,210		15,944		252,727

Total liabilities and members’ capital	$106,268		$185,143		$83,607		$28,658		$256,827

(1)

Debt currently has a stated interest rate of 5.6% and requires interest only payments until 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036.

(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $12.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.76%. $32.5 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $4.9 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $10.4 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)

$12.1 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%. million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

Fourth Quarter 2010 Supplemental Reporting Package	Page 15

Definitions

Adjusted EBITDA

Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains and losses on disposed assets and on business combinations. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets. Repositioning capital is defined as substantial building improvements on which the Company expects to earn incremental returns but which do not qualify as a Redevelopment.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Contributed Value:

Represents the fair market value of real estate contributed to funds.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, increased for interest capitalized and our proportionate share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses. We believe that FFO excluding severance, acquisition costs and debt modification costs, which are non-routine items, and impairment losses is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results without taking into account the unrelated impairment losses relating to the decrease in value of certain real estate assets and investments in unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution:

Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost:

Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees, as appropriate.

Net Effective Rate:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Fourth Quarter 2010 Supplemental Reporting Package	Page 16

Definitions

(Continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Consolidated Operating Data
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
Reconciliation of NOI to loss from continuing operations:
Loss from continuing operations	$(12,146)	$(3,811)	$(40,176)	$(23,529)
Income tax benefit (expense) and other taxes	(138)	(178)	918	1,846
Interest and other income	(244)	(364)	(356)	(1,918)
Interest expense	15,423	12,576	56,903	52,670
Equity in (income) loss of unconsolidated joint ventures, net	786	(533)	2,986	(2,698)
General and administrative	6,735	8,221	25,262	29,224
Real estate related depreciation and amortization	29,368	28,516	115,123	109,420
Loss on business combinations	—	169	395	10,325
Impairment losses	4,316	—	8,872	300
Institutional capital management and other fees	(1,082)	(653)	(4,133)	(2,701)

Total net operating income	43,018	43,943	165,794	172,939
Less net operating income - non-same store properties	(2,107)	(490)	(10,377)	(4,129)

Same store net operating income	40,911	43,453	155,417	168,810
Less revenue from lease terminations	(104)	(167)	(424)	(2,018)

Same store net operating income, excluding revenue from lease terminations	40,807	43,286	154,993	166,792
Less straight-line rents, net of related bad debt expense	(824)	(579)	(3,237)	(797)
Add back amortization of above/(below) market rents	(38)	87	561	1,064

Same store cash net operating income, excluding revenue from lease terminations	$39,945	$42,794	$152,317	$167,059

Ratio of Consolidated Debt to Book Value of Total Assets

(Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution and held for sale properties are excluded.

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition:

Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected):

Calculated as projected stabilized Net Operating Income divided by projected development cost.

Fourth Quarter 2010 Supplemental Reporting Package	Page 17